SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 10, 2000


                          MERCURY WASTE SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)


           MINNESOTA                      0-22533            41-1827776
(State or other jurisdiction of   (Commission File Number)   (IRS Employer
        incorporation)                                       Identification No.)


          302 NORTH RIVERFRONT DRIVE, SUITE 100A, MANKATO, MN     56001
             (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (507) 345-0522


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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                         Exhibit Index Appears on Page 4

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ITEM 5. OTHER EVENTS.

         The Registrant's Press Release dated October 10, 2000, which is filed as Exhibit 99.1 to this Form 8-K, is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

99.1     Press Release dated October 10, 2000.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       MERCURY WASTE SOLUTIONS, INC.
                                       (Registrant)



Date: October 10, 2000                 By: /s/ Todd J. Anderson
                                           --------------------
                                       Name:  Todd J. Anderson
                                       Title: Chief Financial Officer


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EXHIBIT INDEX



EXHIBIT NO.                DESCRIPTION                                     PAGE
-----------                -----------                                     ----

   99.1                    Press Release                                     5



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